Exhibit 10.1

ASSIGNMENT AGREEMENT

This Assignment Agreement (the “Agreement”), is dated September 1, 2011 by and among Dynegy Gas Investments, LLC (“Assignor”), a limited liability company organized under the laws of the State of Delaware, Dynegy Holdings, LLC (“Assignee”), a limited liability company organized under the laws of the State of Delaware, and Dynegy Inc. (“Obligor”), a corporation organized under the laws of the State of Delaware.

WHEREAS, Assignor and Obligor are party to that certain Undertaking Agreement, dated as of the date hereof (the “Undertaking”), pursuant to which Obligor agreed to make certain payments to Assignor as set forth on Annex B to the Undertaking;

WHEREAS, Assignor has agreed to assign to Assignee the Undertaking and Assignee has agreed to assume the Undertaking (as amended and restated) and issue the Note (as defined below);

WHEREAS, Obligor is willing to consent to the assignment by Assignor of the Undertaking to Assignee and to the admission of Assignee as the substitute Beneficiary under the Undertaking as of the date hereof, upon the terms and conditions hereinafter set forth, including the express condition that the Assignee agree to the Amended and Restated Undertaking attached hereto as Exhibit A (the “Amended and Restated Undertaking”);

NOW, THEREFORE, in consideration of the mutual agreements, covenants and conditions contained herein, and other good and valuable consideration:

Section 1.                                            Definitions. Capitalized words used but not defined herein shall have the meanings given to them in the Undertaking.  Additional defined terms used herein shall have the respective meanings assigned thereto in the Sections indicated on Annex A.

Section 2.                                            Construction.  In this Agreement, unless the context otherwise requires: (a) references to “writing” or comparable expressions include a reference to facsimile transmission or comparable means of communication; (b) the phrases “delivered” or “made available” shall mean that the information referred to has been physically or electronically delivered to the relevant parties; (c) words expressed in the singular number shall include the plural and vice versa; words expressed in the masculine shall include the feminine and neuter gender and vice versa; (d) references to Articles, Sections, Annexes, Exhibits, the Preamble and Recitals are references to articles, sections, annexes, exhibits, the preamble and recitals of this Agreement, and the descriptive headings of the several Articles and Sections of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement; (e) whenever this Agreement refers to a number of days, that number shall refer to calendar days unless Business Days are specified and whenever any action must be taken under this Agreement on or by a day that is not a Business Day, then that action may be validly taken on or by the next day that is a Business Day; (f) the words “hereof”, “herein”, “hereto” and “hereunder”, and words of similar import, shall refer to this Agreement as a whole and not to any provision of this Agreement; (g) this “Agreement” or any other agreement or document shall be construed as a reference to this

Agreement or, as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, varied, novated or supplemented; (h) “include”, “includes”, and “including” are deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of similar import; and (i) references to “Dollars”, “dollars” or “$”, without more are to the lawful currency of United States of America.

Section 3.                                            Assignment; Note.

(a)                                  In consideration for Assignee issuing to Assignor the Note (as defined below), Assignor hereby assigns to Assignee all of Assignor’s right, title and interest in and to the Undertaking, and all of Assignor’s rights, claims and causes of action related thereto.

(b)                                 Contemporaneously herewith, Assignee is issuing to Assignor a Promissory Note substantially in the form attached hereto as Exhibit B (the “Note”).

Section 4.                                            Representations and Warranties.

(a)                                  Assignor hereby represents and warrants to Assignee and Obligor that Assignor has the power, authority and legal capacity, and is duly authorized, to enter into this Agreement and perform its obligations hereunder and this Agreement is a valid and binding obligation of Assignor.

(b)                                 Assignee hereby represents and warrants to Assignor and Obligor that Assignee has the power, authority and legal capacity, and is duly authorized, to enter into this Agreement and the Amended and Restated Undertaking and perform its obligations hereunder and thereunder and this Agreement and the Amended and Restated Undertaking are valid and binding obligations of Assignee.

(c)                                  Obligor hereby represents and warrants to Assignor and Assignee that Obligor has the power, authority and legal capacity, and is duly authorized, to enter into this Agreement and the Amended and Restated Undertaking and perform its obligations hereunder and thereunder and this Agreement and the Amended and Restated Undertaking are valid and binding obligations of Obligor.

Section 5.                                            Consent to Assignment.

(a)                                  In reliance on the representations and warranties of Assignor and Assignee herein and the condition that Obligor and Assignee enter into the Amended and Restated Undertaking, Obligor hereby consents, in accordance with Section 5.3 of the Undertaking, to the transfer of the Undertaking to Assignee by Assignor and agrees that Assignee shall be entitled to all of the right, title, interest, claims and causes of action related thereto.

(b)                                 Obligor hereby releases Assignor from all liabilities and obligations relating to the Undertaking and the Amended and Restated Undertaking and agrees that Assignee shall henceforth be solely liable for all such obligations.

Section 6.                                            Miscellaneous.

(a)                                  Binding Effect; Benefit; Assignment.  This Agreement shall inure to the benefit of and be binding upon the parties hereto. No Person not party to this Agreement shall be entitled to the benefits of this Agreement.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other party. Any attempted assignment in violation of this Section 6(a) will be void.

(b)                                 Amendment and Modification.  This Agreement may not be amended except by a written instrument executed by all parties to this Agreement.  No consent of any other Person (including any holder of Reference Notes) shall be required in connection with an amendment of this Agreement.

(c)                                  Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument. Signed counterparts of this Agreement may be delivered by facsimile and by scanned .pdf image.

(d)                                 Applicable Law.  THIS AGREEMENT AND THE LEGAL RELATIONS BETWEEN THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS RULES THEREOF.  THE STATE OR FEDERAL COURTS LOCATED WITHIN NEW YORK COUNTY IN THE STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION OVER ANY AND ALL DISPUTES BETWEEN THE PARTIES HERETO, WHETHER IN LAW OR EQUITY, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS CONTEMPLATED HEREBY AND THE PARTIES CONSENT TO AND AGREE TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS. EACH OF THE PARTIES HEREBY WAIVES AND AGREES NOT TO ASSERT IN ANY SUCH DISPUTE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT (A) SUCH PARTY IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, (B) SUCH PARTY AND SUCH PARTY’S PROPERTY IS IMMUNE FROM ANY LEGAL PROCESS ISSUED BY SUCH COURTS OR (C) ANY LITIGATION OR OTHER PROCEEDING COMMENCED IN SUCH COURTS IS BROUGHT IN AN INCONVENIENT FORUM.

THE PARTIES HEREBY AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 5.1 OF THE UNDERTAKING, OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW, SHALL BE VALID AND SUFFICIENT SERVICE THEREOF AND HEREBY WAIVE ANY OBJECTIONS TO SERVICE ACCOMPLISHED IN THE MANNER HEREIN PROVIDED.

(e)                                  Severability.  If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions contained in this Agreement shall remain valid and binding and shall in no way be affected, impaired or invalidated, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable term, provision, covenant or restriction or any portion thereof had never been contained herein.

(f)                                    Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES, AND SHALL CAUSE ITS SUBSIDIARIES AND AFFILIATES TO WAIVE, ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(g)                                 Headings.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, all as of the date first above written.

Dynegy Gas Investments, LLC

By:	/s/ Kent R. Stephenson
Name: Kent R. Stephenson
Title: Executive Vice President

Dynegy Holdings, LLC

By:	/s/ Clint C. Freeland
Name: Clint C. Freeland
Title: Chief Financial Officer

Dynegy Inc.

By:	/s/ Clint C. Freeland
Name: Clint C. Freeland
Title: Chief Financial Officer

Annex A:   Additional Defined Terms

Defined Term	Section

Agreement	Preamble
Amended and Restated Undertaking	Third Recital
Assignee	Preamble
Assignor	Preamble
Note	Section 3(b)
Obligor	Preamble
Undertaking	First Recital

Exhibit A:   Amended and Restated Undertaking

See attached.

[See Exhibit 2.3 attached to Dynegy Holdings, LLC Current Report on Form 8-K filed September 8, 2011]

Exhibit B:   Promissory Note

See attached.

[See Exhibit 4.1 attached to Dynegy Holdings, LLC Current Report on Form 8-K filed September 8, 2011]